Exhibit 24.1

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ FREDERICK A. BALL
Signature

Frederick A. Ball

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ RICHARD J. FAUBERT
Signature

Richard J. Faubert

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ EDWARD C. GRADY
Signature

Edward C. Grady

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ BARRY L. HARMON
Signature

Barry L. Harmon

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ W. ARTHUR PORTER
Signature

W. Arthur Porter

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ GERALD F. TAYLOR
Signature

Gerald F. Taylor

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ JON D. TOMPKINS
Signature

Jon D. Tompkins

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ ROBERT R. WALKER
Signature

Robert R. Walker

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. (the “Company”), appoints NICHOLAS KONIDARIS, PAUL OLDHAM and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of the Company or as an officer or director of the Company) any and all instruments which the attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of the Company or as an officer or director of the Company) one or more Registration Statements on Form S-8 and any amendments (including any post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney shall do or cause to be done by virtue hereof.

DATED: August 13, 2009

/s/ NICHOLAS KONIDARIS
Signature

Nicholas Konidaris